UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004
                                                  (February 6, 2004)

                         NATIONAL ENERGY SERVICES COMPANY, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                       0-50089               52-2082372
-----------------------------     -----------------    -------------------------
(State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)              file number)          Identification No.)


3153 Fire Road, Suite 2C
Egg Harbor Township, NJ                                       08234
---------------------------------------                -------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (800) 758-9288


                                       N/A
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:
                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Facsimile:(561) 659-5371

The purpose of this current report on Form 8-K is to change the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 6, 2004 the Company notified Maillie, Falconiero & Company, LLP that they were being dismissed as the Company's independent auditors due to the fact that they are not registered with the Public Company Accounting Oversight Board.

Maillie, Falconiero & Company, LLP performed the audit for the period ended October 31, 2001 and October 31, 2002. The former accountant's report for the last two fiscal years contained uncertainties as to the ability of the Company to continue as a going concern. It did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the dismissal as the Company's independent auditors, there were no disagreements with Maillie, Falconiero & Company, LLP with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.

ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 6, 2004, the Company's board of directors approved the engagement the firm of Bagell, Josephs & Company, LLC located at 200 Haddonfield Berlin Rd High Ridge Commons Suite 400-403 Gibbsboro, NJ 08026, as the Company's independent auditors. Such appointment was accepted by Michael Pollack of the firm. During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Bagell, Josephs & Company, LLC, the Company, or someone on the Company's behalf had not consulted Bagell, Josephs & Company, LLC regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

On February 11, 2004 the Company provided Maillie, Falconiero & Company, LLP with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
---------      --------------------

16.1  *        Maillie,  Falconiero & Company,  LLP letter  regarding  change of accountant.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    NATIONAL ENERGY SERVICES COMPANY, INC.
                           -------------------------
                                  (Registrant)



Date: February 11, 2004


BY:     /s/ John Grillo
--------------------------------------------------------
John Grillo, Chairman and President